SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) August 26, 1999



                                TOYS "R" US, INC.
             (Exact name of registrant as specified in its charter)



               Delaware                 1-11609               22-3260693
   (State or other jurisdiction       (Commission File        (IRS Employer
        of incorporation)                 Number)          Identification No.)



                    461 From Road, Paramus, New Jersey    07652
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code (201) 262-7800



--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

ITEM 5.           OTHER EVENTS.

            Filed herewith is a copy of the press release, dated August 26, 1999, issued by Toys "R" Us, Inc. (the "Company"), announcing the resignation of Robert C. Nakasone as Chief Executive Officer and director of the Company and the appointment of Michael Goldstein as acting Chief Executive Officer.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

               (a) Financial statements of businesses acquired.

                   Not applicable.

               (b) Pro forma financial information.

                   Not applicable.

               (c) Exhibits.

                  (99)     Press Release, dated August 26, 1999.

                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        TOYS "R" US, INC.

                                  By: /s/ Louis Lipschitz
                                     --------------------------------
                                      Executive Vice President and Chief
Dated:  August 27, 1999               Financial Officer

                           TOY "R" US, INC.

                               FORM 8-K

                            CURRENT REPORT

                            EXHIBIT INDEX




EXHIBIT NO.                                DESCRIPTION

(99)              Press Release, dated August 26, 1999.